                   FIFTH AMENDMENT OF LINE OF CREDIT DOCUMENTS
                   -------------------------------------------

         THIS AMENDMENT is made October 1, 2001 by and among AM COMMUNICATIONS, INC., a Delaware corporation (the "Original Borrower"), AM BROADBAND SERVICES, INC., a Delaware corporation ("Broadband"), and SRS COMMUNICATIONS CORPORATION, a Connecticut corporation ("SRS") (each of Broadband, and SRS being an "Additional Borrower" and, together with the Original Borrower, the "Borrowers") and PROGRESS BANK, a federally chartered savings bank (the "Bank").

                                   Background
                                   ----------

         The Original Borrower and the Bank entered into a line of credit and security agreement dated September 12, 1997 (the "Original Line of Credit Agreement") pursuant to the terms of which the Bank agreed to make available to the Original Borrower a revolving line of credit facility in the principal amount outstanding of up to $1,000,000 (the "Original Line of Credit") as evidenced by that certain Line of Credit Note dated September 12, 1997 in the original maximum principal amount of One Million Dollars ($1,000,000) executed and delivered by Original Borrower to Bank (as amended and as the same may be further amended, supplemented or restated from time to time, being referred to herein as the "Line of Credit Note"). The Liabilities are secured by a security interest in certain property of the Original Borrower more particularly described in the Original Line of Credit Agreement (the "Collateral") and perfected by the filing of UCC-1 Financing Statements executed by the Original Borrower in favor of the Bank (the "UCC's").

         The Bank and the Original Borrower entered into an amendment of line of credit documents dated as of August 1, 1998 (the "First Amendment"), a second amendment of line of credit documents dated as of August 1, 1999 (the "Second Amendment"), a third amendment of line of credit documents dated as of August 1, 2000 (the "Third Amendment") and a fourth amendment of line of credit documents dated January 24, 2001 (the "Fourth Amendment").

         The First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are sometimes collectively referred to herein as the "Prior Amendment." The Original Line of Credit, as amended by the Prior Amendments, is hereafter referred to herein as the "Line of Credit" and the Original Line of Credit Agreement, as amended, is hereafter referred to as the "Line of Credit Agreement." The Line of Credit Agreement, the Line of Credit Note, the UCC's and any other document executed and delivered in connection with the Line of Credit, all as amended by the Prior Amendments, are sometimes collectively referred to herein as the "Line of Credit Documents."

         The Original Borrower has requested that the Bank increase the maximum amount of the Line of Credit to $3,000,000, extend the availability of the Line of Credit to September 30, 2002, add as borrowers the Additional Borrowers (and make available advances of the Line of Credit available to the Additional Borrowers), provide for a $470,000 term loan, and amend certain other provisions of the Line of Credit, including in connection with the Stock Purchase (as such term is defined below), and the Bank has agreed to do so in accordance with the terms of this Amendment. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Line of Credit Agreement and the Prior Amendments, as applicable.

         Broadband intends to complete a purchase (the "Stock Purchase") on October 1, 2001 pursuant to the terms of the Stock Purchase Agreement dated September 7, 2001, as amended to the date hereof, (a copy of which has been delivered to the Bank in final form prior to the date hereof) all of the outstanding stock of SRS Communications Corporation, a Connecticut corporation ("SRS") and EDJ Communications, Inc., a Connecticut corporation ("EDJ"). Contemporaneously with the Stock Purchase, SRS and EDJ will, pursuant to a Plan of Merger (the "Merger Agreement"), merge, with SRS being the surviving entity. Broadband will on the date hereof pledge to the Bank as Collateral 100% of the outstanding stock of SRS pursuant to a Stock Pledge Agreement dated the date hereof and Original Borrower will on the date hereof pledge to the Bank as Collateral 100% of the outstanding stock of Broadband pursuant to a Stock Pledge Agreement dated the date hereof.

         Incident to the Stock Purchase, Original Borrower shall deliver to the sellers its subordinated Seller Notes (the "Subordinated Notes") in the aggregate principal amount of $3,000,000 providing for twelve (12) equal, quarterly installments of $250,000 each through December 1, 2004 and bearing interest at 5.0% per annum and subject in all events to the Subordination Agreement dated the date hereof by and among the Bank, the Borrowers and the sellers. (Also incident to the Stock Purchase the Borrower shall deliver to the sellers 9,000,000 restricted unregistered shares of the Original Borrower's common stock.)

                                   Agreement
                                   ---------

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Availability of Line to Additional Borrowers.

            (a) The Additional Borrowers may also borrow, repay and reborrow the proceeds of the Line of Credit and the Term Loan in accordance with the terms and conditions of the Line of Credit Agreement. All references in the Line of Credit Agreement and the Prior Amendments to the "Borrower" shall hereafter be deemed to refer to the Original Borrower and the Additional Borrowers, collectively. The Additional Borrowers hereby agree to be bound by all of the terms and conditions of the Line of Credit Agreement, as amended by the Prior Amendments, as if they had executed the Line of Credit Agreement and the Prior Amendments at the same time that the Original Borrower executed it. The Additional Borrowers shall be subject to all the same conditions and restrictions of the availability of the Line of Credit that are contained in the Line of Credit Agreement.

            (b) The Additional Borrowers hereby agree to become (and hereby are) jointly and severally liable with the Original Borrower for all payments due to the Bank, pursuant to the Line of Credit Note, as amended by the Prior Amendments and hereby. All references in the Line of Credit Note to the "Maker" shall be deemed to refer to the Original Borrower and the Additional Borrowers, collectively. The Additional Borrowers hereby agree to be (and hereby are) bound by all of the terms and conditions of the Line of Credit Note, as amended by the Prior Amendments and hereby and other Line of Credit Documents, as amended, as if it had executed the Line of Credit Note and the Prior Amendments at the same time that the Original Borrower executed them. Additional Borrowers join in all of the representations, warranties and waivers of Original Borrower under the Line of Credit Note and the other Line of Credit Documents and agree to be bound by the covenants and other provisions thereof as if additional Borrowers were an original signatory to each of such documents.

            (c) EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF RECORD, OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR FOR BORROWERS, OR ANY OF THEM, AT ANY TIME OR TIMES, AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LINE OF CREDIT DOCUMENTS OR THIS AMENDMENT THAT CONTINUES BEYOND THE EXPIRATION OF APPLICABLE NOTICE AND GRACE PERIODS SET FORTH THEREIN OR HEREIN, IN ANY SUCH COURT IN ANY ACTION BROUGHT AGAINST BORROWERS, OR ANY OF THEM, BY BANK WITH RESPECT TO THE AGGREGATE AMOUNTS PAYABLE HEREUNDER AND UNDER THE OTHER LINE OF CREDIT DOCUMENTS, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWERS, OR ANY OF THEM, FOR ALL SUMS PAYABLE BY BORROWERS TO BANK UNDER THE LINE OF CREDIT DOCUMENTS, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY A DULY AUTHORIZED DESIGNEE OF BANK SETTING FORTH SUCH AMOUNT THEN DUE FROM BORROWERS TO BANK, PLUS A REASONABLE ATTORNEY'S COMMISSION WITH COSTS OF SUIT, RELEASE OF PROCEDURAL ERRORS, AND WITHOUT RIGHT OF APPEAL. IF A COPY OF THIS AMENDMENT, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. BORROWERS HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO ANY STAY OF EXECUTION, THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT AND ANY AND ALL RIGHTS TO PRIOR NOTICE AND HEARING WITH RESPECT TO THE GARNISHMENT OR ATTACHMENT OF ANY PROPERTY PURSUANT TO A JUDGMENT ENTERED HEREUNDER. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO BRING ANY ACTION OR CONFESS JUDGMENT THEREIN SHALL BE DEEMED TO EXHAUST THE POWER, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS BANK SHALL ELECT UNTIL ALL AMOUNTS PAYABLE TO BANK UNDER THE LINE OF CREDIT DOCUMENTS SHALL HAVE BEEN PAID IN FULL. THE EXERCISE BY BANK OF ITS RIGHTS AND REMEDIES AND THE ENTRY OF ANY JUDGMENT BY BANK UNDER THIS PARAGRAPH 1(c) SHALL NOT AFFECT IN ANY WAY THE INTEREST RATE PAYABLE UNDER THE NOTE OR UNDER ANY OF THE OTHER LINE OF CREDIT DOCUMENTS OR ANY AMOUNTS DUE TO BANK, BUT INTEREST SHALL CONTINUE TO ACCRUE ON SUCH AMOUNTS AT THE DEFAULT RATE.

            (d) The "Background" section hereof is a part of this Amendment.

         2. Amendment to Line of Credit Documents.

            (a) The "definitions" section of the Line of Credit is hereby amended as follows:

                (i) The definition of "Borrowing Base" is hereby amended and restated to read in its entirety as follows:

                      Borrowing Base. At any time, an amount equal to (x) eighty percent of Qualified Accounts minus (y) fifty percent (50%) of the principal amount of the Term Loan outstanding as of the date of determination.

                (ii) The definition of "Line of Credit" is hereby amended by adding a second sentence thereto to read as follows:

                      The principal amount outstanding under the Line of Credit may in no event exceed the Borrowing Base.

                (iii) The definition of "Line of Credit Termination Date" is hereby amended and restated to read in its entirety as follows:

                      Line of Credit Termination Date shall mean September 30, 2002.

                (iv) The definition of Note is hereby amended and restated to read in its entirety as follows:

                      Note. The Line of Credit Note and the Term Note, collectively with respect to the Liabilities and the Borrower's obligations thereunder and individually as the context may otherwise require.

                (v)   The following definitions are hereby added:

                      Wall Street Journal Prime Rate. The rate per annum announced from time to time in the Wall Street Journal (New York edition) as the "Prime Rate" and used by the Bank as reference therefor.

                      Leverage Ratio. The ratio of (x) total liabilities minus subordinated debt to (y) shareholders equity plus subordinated debt minus intangible assets, calculated as of the end of each fiscal quarter in accordance with GAAP.

                      Line of Credit Note. The amended and restated line of credit note executed by the Borrowers on the 2001 Amendment Date in the maximum principal amount of $3,000,000 and evidencing the Borrower's obligation to repay Advances.

                      2001 Amendment Date. October 1, 2001.

                      Term Loan. The $470,000 term loan made on the 2001 Amendment Date pursuant to Section 2A.1.

                      Term Loan Commitment. The understanding by the Bank to provide to the Borrowers the Term Loan on the 2001 Amendment Date in the amount of $470,000.

                      Term Loan Maturity Date. September 30, 2005.

                      Term Note. The Term Note dated the 2001 Amendment Date evidencing the Borrower's obligations to repay the Term Loan and all accrued interest thereon. The Term Note is one of the "Line of Credit Documents."

            (b) A new Section 2.1(g) is hereby added to the Credit Agreement to read in its entirety as follows:

            All payments by the Borrowers under the Notes shall be made to the Bank at the address set forth herein, or such other place or places as the Bank may direct in writing prior to 2:00 p.m., Philadelphia, Pennsylvania time, on the date of payment (or, if the date of payment is not a Business Day, the next Business Day) in funds which are immediately available to the Borrowers. The Borrowers acknowledge and agree that (a) any payments received hereunder shall be applied first to accrued and unpaid interest, then to any other sums which may be payable to the Bank under the Line of Credit Documents up to the date of such payment and then to the principal sum due hereunder, and (b) the acceptance of any such payment when there is an event of default in existence hereunder shall not constitute a waiver, release or accord and satisfaction thereof or of any rights with respect thereto by the Bank. Absent a default or event of default under any of the Line of Credit Documents, and prior to expiration of the Line of Credit, amounts borrowed under the Line of Credit and repaid may be reborrowed.

            (c) A new Article 2A is hereby added to the Credit Agreement to read in its entirety as follows:

            2A.1 Term Loan.

                 (a) Term Loan Commitment. Subject to the terms and conditions hereof, and in reliance on the representations and warranties herein set forth, the Bank agrees to make a term loan (the "Term Loan") to the Borrower on the 2001 Amendment Date in such principal amount as the Borrower shall request up to but not exceeding the Term Loan Commitment. The Bank shall have no obligation to make Term Loans hereunder after the Closing Date. The Term Loan Commitment is not a revolving credit commitment and the Borrowers shall not have the right to reborrow any sums repaid under this Section 2A.

                 (b) Term Note. The Term Loan shall be evidenced by the Term
                     Note, payable to the Bank. The Term Note shall be dated as of the 2001 Amendment Date and shall be due and payable as provided in the Term Note and the Term Loan Maturity Date, or on the acceleration of the Liabilities under and pursuant to Section 8.2, whichever is earlier, shall evidence the Liabilities of the Borrower to the Bank of an amount equal to the Term Loan Commitment, and shall bear interest as provided herein.


                 (c) Term Loan Interest Rate. The Term Loan shall bear interest on the average daily outstanding balance of principal at an annual rate equal to two percent (2%) plus the Wall Street Journal Prime Rate, payable monthly in arrears.


                 (d) Term Loan Miscellaneous. The obligation under the Term Note shall be among the Liabilities. The proceeds of the Term Loan shall be used to repay on the 2001 Amendment Date in full any Borrower's outstanding obligations to the Small Business Administration.


                 (e) All Advances to Constitute One Loan. Notwithstanding the
                     limitations on the Line of Credit and the Term Loan set forth herein, all loans and advances by the Bank to the Borrower under this Agreement and the other Loan Documents and all Liabilities, shall constitute one loan and all indebtedness and obligations of the Borrower to the Bank under this Agreement and all other Documents shall constitute one general obligation of the Borrower secured under this Agreement and by all other liens heretofore, now or at any time hereafter granted by the Borrower to the Bank. The Borrower agrees that all of the rights of the Bank set forth in this Agreement shall apply to any amendment, extension, supplement, modification, restatement or replacement of or to this Agreement or any other Line of Credit Document.


            (d) Section 2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


            Revolving Credit Interest Rate. The Revolving Credit Loans shall bear interest on the average daily outstanding balance of principal at a fluctuating rate per annum (computed on the basis of a year of

            360 days and actual days elapsed), equal to the Wall Street Journal Prime Rate plus the applicable margin set forth below and calculated in respect of Borrower's Leverage Ratio, such applicable margin to be recalculated as of the end of each fiscal quarter upon the receipt of the financial statements required to be delivered hereunder and based upon the Borrower's Leverage Ratio.

                 --------------------------------------------
                     Leverage              Applicable Margin
                     --------              -----------------
                 --------------------------------------------
                 >2.225 to 1.0                   2.0%
                 --------------------------------------------
                 >2.0 to 1.0 to                 1.75%
                  2.25 to 1.0
                ----------------------------------------------
                 <2.0 to 1.0                     1.5%
                ----------------------------------------------


            The interest rate shall, in all events, change automatically from time to time effective as of the date of each change in the Wall Street Journal Prime Rate.


            (e) A new Section 3.1(a)(iii) is hereby added to read in its entirety as follows:


            3.1(a)(iii) Without limiting the foregoing, the Borrower hereby grants to the Bank a security interest in all assets of the Borrower, of every kind and nature, now existing and hereafter acquired and arising and wherever located, including without limitation, accounts (including health-care-insurance receivables and credit card receivables), deposit accounts, commercial tort claims, letter of credit rights, chattel paper (including electronic chattel paper), documents, instruments, investment property, general intangibles (including payment intangibles), software, goods, inventory, equipment, furniture and fixtures, all supporting obligations of the foregoing, and all cash and noncash proceeds and products (including without limitation insurance proceeds) of the foregoing, and all additions and accessions thereto, substitutions therefor and replacements thereof.


            (f) Section 4 of the Credit Agreement is hereby amended by amending and restating the unnumbered introductory paragraph to read in its entirety as follows:

            To induce the Bank to enter into this Agreement, and to amend this Agreement as of the 2001 Amendment Date, and to make the Line of Credit and Term Loan available to the Borrower the Borrower hereby represents and warrants (collectively) as follows with respect to each Borrower individually:

            (g) Financial Covenants. Subparagraphs (i), (ii) and (iii) of paragraph (b) of the Third Amendment, which amended and restated Section 6.2 of the Original Line of Credit Agreement, are deleted in their entirety and replaced by the following (which shall be applied to the Borrower in the aggregate):


                (i) Minimum Working Capital (defined as Current Assets minus
            Current Liabilities) of (A) $1,200,000 as of December 31, 2001, (B) $1,600,000 as of March 31, 2002 and (C) $1,800,000 as of June 30,
            2002, and to be maintained thereafter. The accruals payable to NeST shall be excluded from Current Liabilities for the purpose of testing this covenant, so long as no cash payments are made to NeST.


                (ii) Minimum Tangible Funds of (A) $2,750,000 as of December 31,
            2001, (B) $3,250,000 as of March 31, 2002 and (C) $3,750,000 as of
            June 30, 2002 and to be maintained thereafter.


                (iii) Maximum ratio of Total Liabilities to Tangible Net Worth plus subordinated debt of (A) 2.5 to 1 as of December 31, 2001, (B)
            2.25 to 1 as of March 31, 2002 and (C) 2.0 to 1 as of June 30, 2002 and to be maintained thereafter.


         3. Security.

            (a) The obligation to pay and satisfy the Liabilities is secured pursuant to Article 3 of the Line of Credit Agreement, as amended.

            (b) The Borrowers hereby represent and warrant to the Bank that the Collateral owned by Original Borrower and Broadband is located at the Borrowers' principal place of business at 100 Commerce Drive, Quakertown, Pennsylvania and none of the Borrowers does business under any fictitious name or tradename. The Borrowers agree that if the location of the Collateral changes from such location, or if any of the Borrower changes its name, its type of organization or establishes another name under which it may do business, the Borrowers will immediately notify the Bank in writing of the additions or changes.

            (c) Each Borrower authorizes the Bank to execute UCC Financing Statements, "in lieu" filings, Amendments or Continuation Statements, with or without such Borrower's signature, in order to perfect the Bank's security interest in the Collateral or to remain the same.

            (d) The Borrowers shall, at any time and from time to time, take such steps as the Bank may reasonably request for the Bank (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to the Bank, of any bailee having possession of any of the Collateral, stating that the bailees holds the Collateral for the Bank, (ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights, or electronic chattel paper (as "control" is defined in the Uniform Commercial Code, as amended and in effect in the Commonwealth of Pennsylvania (the "UCC")), with any agreements establishing control to be in form and substance reasonably satisfactory to the Bank, and (iii) otherwise to insure the continued perfection and priority of the Bank's security interest in any of the Collateral and of the preservation of its rights under the Line of Credit Documents. If any Borrower shall at any time acquire a "commercial tort claim" (as defined in the UCC) in excess of $100,000, such Borrower shall promptly notify the Bank thereof in writing, therein providing a reasonable description and summary thereof, and upon delivery thereof to the Bank, such Borrower shall be deemed to thereby grant to the Bank (and such Borrower hereby grants to the Bank) a security interest and lien in and to such commercial tort claim and all proceeds thereof.


            (e) For the avoidance of doubt, the Liabilities secured hereunder include, without limitation, the payment obligations under (or relating to) each of the Term Note and the Line of Credit Note and the "blanket" security interest granted hereunder is intended to include all categories of personal property referred to in Article 9 of the UCC as of the 2001 Amendment Date.


         4. Extension. The availability of the Line of Credit will expire on September 30, 2002 (the "Line of Credit Termination Date"), at which time all sums then outstanding under the Line of Credit Note, together with all accrued and unpaid interest thereon shall become due and payable and Borrowers' ability to receive advances of the Line of Credit shall cease. All references in the Line of Credit Agreement, the Line of Credit Note and the other Line of Credit Documents to the "Line of Credit Termination Date" or to the "Maturity Date" shall be deemed to refer to September 30, 2002. The Term Note shall be repaid in accordance with its terms and all outstanding principal and accrued but unpaid interest thereon shall be due on the Term Loan Maturity Date.


         5. Continuing Validity of Line of Credit Documents; No Defense or Offsets; Acknowledgment of Outstanding Amount.


            (a) By execution of this Amendment, the parties hereby confirm and ratify all of the Line of Credit Documents in their entirety, including without limitation, the confession of judgment provisions therein, and agree that the Line of Credit Documents shall remain in full force and effect in accordance with their respective terms, as the same may have amended hereby. All of the Line of Credit Documents are hereby amended, where necessary, to reflect the provisions of this Amendment.

            (b) The Borrowers confirm, acknowledge and agree that they have no defenses, charges, claims, demands, pleas or offsets whatsoever in law or equity to the indebtedness evidenced by the Line of Credit Note, the Term Note or any other Line of Credit Document, as amended, or to their obligations thereunder.

            (c) The Bank and the Borrowers acknowledge that the principal amount outstanding under the Line of Credit Note as of the date hereof is $1,250,000.

            (d) The Line of Credit Note and the Term Note are and shall be cross-defaulted and all Liabilities are secured pursuant to the terms hereof.

         6. Representations and Warranties of the Borrowers. The Borrowers represent and warrant to the Bank as follows:


            (a) All of the representations and warranties made by the Original Borrower in the Line of Credit Documents are true and correct on the date hereof and are true and correct with respect to the Additional Borrowers where applicable.

            (b) Broadband is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and SRS is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut and each is duly licensed or qualified as a foreign corporation and in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the property owned or leased by it make such licensing or qualification necessary and where the failure to be so licensed or qualified would have a material adverse effect on the business of such Additional Borrower. The Original Borrower is the owner of all of the issued and outstanding shares of the capital stock Broadband and Broadband is the owner of all of the issued and outstanding shares of the capital stock of SRS.

            (c) Each Borrower has full power, authority and legal right to execute, deliver and comply with this Amendment and this Amendment constitutes the valid and legally binding obligations of each Borrower enforceable against it in accordance with its terms.

            (d) No consent, approval or other authorization of or by any court, administrative agency or other governmental authority is required in connection with any Borrower's execution and delivery of or compliance with this Amendment.

            (e) No Borrower's execution and delivery of and compliance with this Amendment will conflict with or result in a breach of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental entity, or of any provision of any agreement or other document or instrument to which any Borrower is a party or by which it is bound, and such action by the Borrowers will not result in the creation or imposition of any lien, charge or encumbrance upon any property of any Borrower in favor of anyone other that the Bank.


            (f) There is no action, suit or proceeding pending or, to the knowledge of any Borrower, threatened against or affecting any Borrower before or by any court, administrative agency or other governmental authority, or which brings into question the validity of the transactions contemplated by the Line of Credit Documents.


         7. Conditions Precedent. The obligations of the Bank to amend the Line of Credit Documents pursuant to the terms hereof is subject to the satisfaction of the following conditions precedent:

            (a) This Amendment shall have been executed by an authorized officer of each Borrower and delivered to the Bank and the Additional Borrowers shall have executed such other documents and instruments as the Bank shall reasonably require in connection with making the Line of Credit available to the Additional Borrowers, including without limitation the following:

                (i) the Pledge Agreements in respect of 100% of the Capital
            Stock of each of SRS and Broadband, together with certificates evidencing such shares and undated stock powers executed in blank therefor;

                (ii) the amended and restated Revolving Credit Note;

                (iii) the Term Note;

                (iv) the Subordination Agreement in respect of the Seller Notes;

                (v) UCC-1 financing statements (including any "in lieu' filings)
            required by the Bank; and

                (vi) updated complete schedules to the Line of Credit Agreement.

            (b) Borrower shall have provided Bank with current good standing certificates for each Borrower issued by the State of Delaware and the State of Connecticut, as appropriate, together with current corporate resolutions authorizing the execution and performance of this Amendment by the Original Borrower and the execution and performance of all of the Line of Credit Documents by the Additional Borrowers. In addition, each Additional

Borrower shall have delivered to Bank copies of its filed Articles of Incorporation and By-laws, an all amendments thereto, together with an incumbency and signature certificate executed by authorized officers.

            (c) Bank shall have received UCC searches of the Collateral owned by each Borrower indicating no liens or encumbrances on the Collateral other than those granted in favor of the Bank pursuant to the Line of Credit Documents.

            (d) Each Borrower shall have provided the Bank with its accountant prepared year-end financial statements indicating no material adverse change in either Borrower's financial conditions, as determined by the Bank, from its financial condition as shown in the management prepared statements previously furnished to the Bank.

            (e) The Bank shall have received evidence satisfactory to it that the note executed by the Original Borrower in favor of Jay Hassan in the principal amount of $500,000 remains subordinated to the Line of Credit and that the maturity thereof has been extended at least through December 31, 2002.

            (f) The Borrowers shall have paid a fee to Bank in two parts equal to (i) $15,000 plus (ii) $4,593 and shall also have paid or reimbursed Bank for all costs and expenses incurred in connection with this Amendment, including, without limitation, the legal fees of Bank's counsel and UCC filing fees.

            (g) The Borrowers shall have provided an opinion of the Borrower's legal counsel addressed to the Bank and in form and substance satisfactory to the Bank.

            (h) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Bank's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents. All material consents required to effectuate the transactions contemplated by the Amendment and the other Loan Documents shall have been obtained. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Bank and counsel for the Bank, and the Bank shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Bank and its counsel, as the Bank or its counsel may reasonably request.

         8. Miscellaneous.


            (a) The parties hereto acknowledge and agree that this Amendment does not constitute a novation of the Line of Credit nor impair the validity or lien priority of the security interests in the Collateral granted to the Bank pursuant to the Line of Credit Documents all of the terms, conditions, provisions and covenants in the Line of Credit Documents, and all other documents delivered to the Bank in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment.

            (b) Each Borrower hereby represents and warrants to the Bank (and the waiver set forth herein are made in express reliance on such representation and warranty) as of the date of this Amendment that there exists no Event of Default under any of the Line of Credit Documents and the representations and warranties set forth in the Line of Credit Agreement are true and correct in all material respects on and as of the date hereof. The falsity of any representation may by any of the Borrowers in this Amendment or the breach by any of the Borrowers of any of its covenants or agreements made herein shall, at the option of the Bank, constitute an Event of Default under the Line of Credit Documents.

            (c) This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment shall be governed by and construed in accordance with the provisions of the laws of the Commonwealth of Pennsylvania. This Amendment is a "Line of Credit Document" under the Credit Agreement.

            (d) The powers or attorney granted herein shall not be construed in accordance with Section 5601 of Chapter 56 of Title 20 of the Pennsylvania Consolidated Statutes, as amended. Such powers shall be exercised for the benefit of Bank and not for the benefit of the Borrowers and, in acting under such powers, Bank shall have no fiduciary duty to the Borrowers.

            (e) The obligations and liabilities hereunder of each of the Borrowers shall be joint and several and the word "Borrower" shall mean one, all or any of them. For purposes of this Amendment, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require.

            (f) The Loan Agreement and all related documents necessary for the consummation of the transactions contemplated by the Loan Agreement, as amended hereby, shall be, and hereby are, amended to give effect to the provisions of this Amendment.

            (g) Recognizing and in consideration of the Bank's agreement to the amendments herein set forth, each Borrower hereby waives and releases the Bank and each of its officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising out of or relating to the Bank's acts or opinions with respect to the Loans or the Loan Documents except for such caused by the Bank's negligence or willful misconduct. Each Borrower further hereby agrees to indemnify and hold the Bank and each of its officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Bank or any of them on account of anything arising our of the Note, the Credit Agreement, this Amendment, the Loan Documents or any other document delivered pursuant thereto upon to and including the date hereof except for such caused by the Bank's gross negligence or willful misconduct.

            (h) The extension of the Line of Credit Termination Date made herein shall be effective as o July 31, 2001.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.


                            AM COMMUNICATIONS, INC.,
                            a Delaware corporation


                            By: /s/   J. K. Hassan
                                --------------------------
                                Title:



                            AM BROADBAND SERVICES, INC.,
                            a Delaware corporation


                            By: /s/   J. K. Hassan
                                --------------------------
                                Title:



                            SRS COMMUNICATIONS CORPORATION,
                            a Connecticut corporation


                            By: /s/   J. K. Hassan
                                --------------------------
                                Title:


                            PROGRESS BANK


                            By: /s/   Carl XXXXXXXXX
                                --------------------------
                                Title: V.P.


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